Exhibit 10


                    AMENDMENT NO. 1 AND AGREEMENT dated as of December 17, 2003
               (this "Amendment"), with respect to the Credit Agreement dated as of June 6, 2002, as Amended and Restated as of June 6, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TriMas Corporation, a Delaware corporation ("Holdings"), TriMas Company LLC, a Delaware limited liability company (the "Parent Borrower"), the Subsidiary Term Borrowers and the Foreign Subsidiary Borrowers (each, as defined in the Credit Agreement) party thereto (collectively, with the Parent Borrower, the "Borrowers"), the lenders from time to time party thereto (the "Lenders"), JPMorgan Chase Bank, a New York banking corporation, as administrative agent and collateral agent, CSFB Cayman Islands Branch, as syndication agent, Comerica Bank, as documentation agent, National City Bank, as documentation agent, and Wachovia Bank, National Association, as documentation agent.


          A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers pursuant to the terms and subject to the conditions set forth therein.

          B. The Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

          C. The Required Lenders are willing so to agree and to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

          D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree, on the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. Amendments to Section 1.01.

          (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the following defined term in its entirety:

          "Applicable Rate"

          (b) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order to read as follows:

     "Applicable Rate" means, for any day, with respect to any ABR Loan or Eurocurrency Loan that is a Revolving Loan or a Tranche B Term Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Revolving Loan ABR Spread", "Revolving Loan Eurocurrency Spread", "Tranche B Term Loan ABR Spread", "Tranche B Term Loan Eurocurrency Spread" or "Commitment Fee Rates", as the case may be, based upon the Leverage Ratio as of the most recent determination date.


=======================================================================================================================
        Leverage Ratio:           Revolving Loan        Revolving Loan           Tranche B/           Tranche B/
                                    ABR Spread        Eurocurrency Spread      Term Loan ABR          Term Loan
                                                                                   Spread         Eurocurrency Spread
-----------------------------------------------------------------------------------------------------------------------
          Category 1                   2.25%                 3.25%                 2.50%                 3.50%
    Greater than 4.25 to 1
-----------------------------------------------------------------------------------------------------------------------
          Category 2                   2.00%                 3.00%                 2.25%                 3.25%
Less than or equal to 4.25 to 1
    but greater than 4 to 1
-----------------------------------------------------------------------------------------------------------------------
          Category 3                   1.75%                 2.75%                 1.75%                 2.75%
 Less than or equal to 4 to 1
   but greater than 3.5 to 1
-----------------------------------------------------------------------------------------------------------------------
          Category 4                   1.50%                 2.50%                 1.75%                 2.75%
Less than or equal to 3.5 to 1
    but greater than 3 to 1
-----------------------------------------------------------------------------------------------------------------------
          Category 5                   1.25%                 2.25%                 1.75%                 2.75%
 Less than or equal to 3 to 1
=======================================================================================================================


=======================================================================================================================
                                                 Commitment Fee Rates
-----------------------------------------------------------------------------------------------------------------------
            Leverage Ratio:                        High Usage Period                      Low Usage Period
-----------------------------------------------------------------------------------------------------------------------
               Category 1                                0.50%                                  0.75%
          Greater than 4 to 1
-----------------------------------------------------------------------------------------------------------------------
               Category 2                                0.50%                                  0.50%
    Less than or equal to 4 to 1 but
         greater than 3.5 to 1
-----------------------------------------------------------------------------------------------------------------------
               Category 3                                0.50%                                  0.50%
   Less than or equal to 3.5 to 1 but
          greater than 3 to 1
-----------------------------------------------------------------------------------------------------------------------
               Category 4                               0.375%                                 0.375%
      Less than or equal to 3 to 1
=======================================================================================================================



     For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Parent Borrower's fiscal year based upon Holdings' consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if Holdings or the Parent Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered. The rate per annum for Incremental Term Loans shall be the rate specified, or the rate per annum determined pursuant to a pricing grid specified, in the applicable Incremental Term Loan Activation Notice as agreed to by the Parent Borrower and the applicable Incremental Lenders; provided that if and for so long as the Applicable Rate with respect to any Incremental Term Loans is greater than 0.25% per annum in excess of the then existing Applicable Rate for Tranche B Term Loans, the Applicable Rate for Tranche B Term Loans shall be increased automatically for such period so that the Applicable Rate for such Incremental Term Loans is no greater than 0.25% per annum in excess of the Applicable Rate for Tranche B Term Loans.

     SECTION 2. Amendments to Section 5.01. Section 5.01 of the Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and replacing it with the following text:

     "(e) no later than February 15 of each fiscal year of Holdings (commencing with the fiscal year ending December 31, 2003), a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any material revisions of such budget that have been approved by senior management of Holdings;"

     SECTION 3. Amendments to Section 6.06. Section 6.06 of the Credit Agreement is hereby amended by deleting that Section in its entirety and replacing it with the following text:

     "SECTION 6.06. Sale and Leaseback Transactions. None of Holdings, the Parent Borrower, any Subsidiary Term Borrower or any Foreign Subsidiary Borrower will, nor will they permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for (a) any such sale of any fixed or capital assets (other than any such transaction to which (b) or (c) below is applicable) that is made for cash consideration in an amount not less than the cost of such fixed or capital asset in an aggregate amount less than or equal to 25% of the Permitted Capital Expenditure Amount, so long as the Capital Lease Obligations associated therewith are permitted by Section 6.01(a)(ix), (b) in the case of property owned as of the Effective Date, any such sale of any fixed or capital assets that is made for cash consideration in an aggregate amount not less than the fair market value of such fixed or capital assets not to exceed $90,000,000 in the aggregate, so long as the Capital Lease Obligations (if any) associated therewith are permitted by Section 6.01(a)(ix) and (c) any Acquisition Lease Financing."

     SECTION 4. Amendments to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended by deleting the table thereof in its entirety and replacing it with the following table:

                  Period                                      Ratio
                  ------                                      -----

     June 30, 2002, to March 30, 2003                      2.50 to 1.00

     March 31, 2003, to June 29, 2003                      2.60 to 1.00

     June 30, 2003, to September 29, 2003                  2.35 to 1.00

     September 30, 2003, to December 30, 2003              2.45 to 1.00

     December 31, 2003, to June 29, 2005                   2.25 to 1.00

     June 30, 2005, to September 29, 2005                  2.35 to 1.00

     September 30, 2005, to December 30, 2005              2.45 to 1.00

     December 31, 2005, to September 29, 2006              2.65 to 1.00

     September 30, 2006, and thereafter                    2.75 to 1.00

     SECTION 5. Amendments to Section 6.13. Section 6.13 of the Credit Agreement is hereby amended by deleting that section in its entirety and replacing it with the following:

     "SECTION 6.13. Leverage Ratio. Neither Holdings nor the Parent Borrower will permit the Leverage Ratio as of the last day of any fiscal quarter occurring during any period set forth below to be greater than the ratio set forth below for such period:

                 Period                                             Ratio
                 ------                                             -----

     June 30, 2002, to March 30, 2003                            5.25 to 1.00

     March 31, 2003, to June 29, 2003                            5.00 to 1.00

     June 30, 2003, to September 29, 2003                        5.25 to 1.00

     September 30, 2003, to December 30, 2003                    5.00 to 1.00

     December 31, 2003, to September 29, 2004                    5.50 to 1.00

     September 30, 2004, to December 30, 2004                    5.25 to 1.00

     December 31, 2004, to June 29, 2005                         5.00 to 1.00

     June 30, 2005, to September 29, 2005                        4.75 to 1.00

     September 30, 2005, to December 30, 2005                    4.50 to 1.00

     December 31, 2005, to June 29, 2006                         4.00 to 1.00

     June 30, 2006, to September 29, 2006                        3.75 to 1.00

     September 30, 2006, to December 30, 2006                    3.50 to 1.00

     December 31, 2006, and thereafter                           3.25 to 1.00"

     SECTION 6. Representations and Warranties. Each of Holdings and the Borrowers party hereto represents and warrants to the Administrative Agent and the Lenders that:

          (a) this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (b) on the date hereof, the representations and warranties set forth in Article III of the Credit Agreement are and will be true and correct with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and

          (c) on the date hereof, after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

     SECTION 7. Amendment Fee. In consideration of the agreements of the Required Lenders contained in this Amendment, the Borrowers agree to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on December 17, 2003, an amendment fee (the "Amendment Fee") in an amount equal to 20 basis points of the aggregate amount of such Lender's outstanding Commitments as of such date.

     SECTION 8. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the "Amendment Date") when:

     (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of each of Holdings, the Borrowers listed on Schedule 1 hereto and the Required Lenders and (ii) the Amendment Fee;

     (b) a certificate of an officer of Holdings and the Parent Borrower shall have been delivered to the Administrative Agent (i) confirming that each of the representations and warranties contained in Section 6 hereof are true and correct; and

     (c) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

     SECTION 9. Credit Agreement. Except as specifically provided hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to any Loan Document shall mean such Loan Document as modified hereby. This Amendment shall be a Loan Document for all purposes.

     SECTION 10. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 12. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                          TRIMAS CORPORATION,


                          by /s/ Benson K. Woo
                             Name: Benson K. Woo.
                             Title:


                          TRIMAS COMPANY LLC,


                          by /s/ Benson K. Woo
                             Name: Benson K. Woo
                             Title:


                          THE SUBSIDIARIES LISTED ON SCHEDULE 1 HERETO,


                          by /s/ Benson K. Woo
                             Name: Benson K. Woo
                             Title:


                          JPMORGAN CHASE Bank, individually and as Administrative Agent and Collateral Agent,


                          by /s/ Richard Duker
                            Name: Richard Duker
                            Title:

                        CSFB CAYMAN ISLANDS BRANCH, individually and as Syndication Agent,

                        by /s/ Mark E. Gleason
                           Name:  Mark E. Gleason
                           Title:    Director


                        by
                           /s/ Joshua Parrish
                           Name: Joshua Parrish
                           Title:   Associate


                        COMERCIA BANK, individually and as Documentation Agent,


                        by /s/ Heather Hollidge
                           Name: Heather Hollidge
                           Title:   Associate


                        NATIONAL CITY BANK, individually and as Documentation Agent,


                        by
                           Name:
                           Title:


                        WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent,


                        by /s/ Frederick E. Blumer
                           Name: Frederick E. Blumer
                           Title:   Vice President




                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                              CONTINENTAL ASSURANCE COMPANY,
                                                  on behalf of its Separate Account (E)

                                                  By:    /s/ Marilou R. McGirr
                                                         Name: Marilou R. McGirr
                                                         Title:   Vice President and Assistant
                                                                  Treasurer

                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                              LANDMARK CDO LIMITED,

                                                  By:  Aladdin Capital Management LLC
                                                        as Manager

                                                       By:  /s/ Joseph Moroney
                                                            Name: Joseph Moroney, CFA
                                                            Title:  Authorized Signatory




                                       9

                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                              LANDMARK II CDO LIMITED,

                                                  By:  Aladdin Capital Management LLC
                                                        as Manager

                                                       By:  /s/ Joseph Moroney
                                                            Name: Joseph Moroney, CFA
                                                            Title:  Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                              LANDMARK III CDO LIMITED,

                                                  By:  Aladdin Capital Management LLC
                                                        as Manager

                                                       By:  /s/ Joseph Moroney
                                                            Name: Joseph Moroney, CFA
                                                            Title:  Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                NOMURA BOND & LOAN

                                                    By:  UFJ Trust Bank Limited
                                                          as Trustee

                                                    By:  Nomura Corporate Research and
                                                          Asset Management Inc.
                                                          as Attorney in Fact

                                                         By:  /s/ Rick Stewart
                                                              Name: Rick Stewart
                                                              Title:   Managing Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                CLYDESDALE CLO 2001-1, LTD.

                                                    By:  Nomura Corporate Research and
                                                          Asset Management Inc.
                                                          as Collateral Manager

                                                         By:  /s/ Rick Stewart
                                                              Name: Rick Stewart
                                                              Title:   Managing Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                TRUMBULL THC, Ltd.

                                                         By:    /s/ Michelle Manning
                                                                Name: Michelle Manning
                                                                Title:   Attorney in Fact





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                Toronto Dominion (New York) Inc.


                                                         By:    /s/ Michelle Manning
                                                                Name: Michelle Manning
                                                                Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                CSAM FUNDING I

                                                         By:
                                                                /s/ David H. Lerner
                                                                Name: David H. Lerner
                                                                Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                CSAM FUNDING II

                                                         By:    /s/ David H. Lerner
                                                                Name: David H. Lerner
                                                                Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                CSAM FUNDING III

                                                         By:
                                                                /s/ David H. Lerner
                                                                Name: David H. Lerner
                                                                Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                ATRIUM CDO

                                                         By:    /s/ David H. Lerner
                                                                Name: David H. Lerner
                                                                Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                FIRST DOMINION FUNDING III

                                                         By:    /s/ David H. Lerner
                                                                Name: David H. Lerner
                                                                Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                INDOSUEZ CAPITAL FUNDING VI,
                                                    LIMITED

                                                    By:  Indosuez Capital as Collateral Manager

                                                         By:  /s/ Jack C. Henry
                                                              Name: Jack C. Henry
                                                              Title:   Principal





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                              DEUTSCHE BANK TRUST COMPANY AMERICAS

                                                         By:   /s/ Marco Orlando
                                                                Name: Marco Orlando
                                                                Title:   Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                METLIFE

                                                         By:    /s/ James R. Dingler
                                                                Name: James R. Dingler
                                                                Title:   Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                LCMI LIMITED PARTNERSHIP, As Lender

                                                    By:  Lyon Capital Management LLC,
                                                          as Collateral Manager

                                                         By:  /s/ Alex Kenna
                                                              Name: Alex Kenna
                                                              Title:   Portfolio Manager





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                              FRANKLIN FLOATING RATE TRUST

                                                         By:    /s/ Tyler Chan
                                                                Name: Tyler Chan
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                              FRANKLIN FLOATING RATE MASTER SERIES

                                                         By:    /s/ Tyler Chan
                                                                Name: Tyler Chan
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                              FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                         By:    /s/ Tyler Chan
                                                                Name: Tyler Chan
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                              FRANKLIN CLO II, LIMITED

                                                         By:    /s/ Tyler Chan
                                                                Name: Tyler Chan
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                              FRANKLIN CLO III, LIMITED

                                                         By:    /s/ Tyler Chan
                                                                Name: Tyler Chan
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                FRANKLIN CLO IV, LIMITED

                                                         By:    /s/ Tyler Chan
                                                                Name: Tyler Chan
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                FRANKLIN TOTAL RETURN FUND

                                                         By:    /s/ Tyler Chan
                                                                Name: Tyler Chan
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                FRANKLIN TEMPLETON LIM. DURATION INCOME TRUST

                                                         By:    /s/ Tyler Chan
                                                                Name: Tyler Chan
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                IKB CAPITAL CORPORATION

                                                         By:    /s/ David Snyder
                                                                Name: David Snyder
                                                                Title:   President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                BLACKROCK LIMITED DURATION  INCOME TRUST

                                                         By:    /s/ Mark J. Williams
                                                                Name: Mark J. Williams
                                                                Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                MAGNETITE IV CLO, LIMITED

                                                         By:    /s/ Mark J. Williams
                                                                Name: Mark J. Williams
                                                                Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                MAGNETITE V CLO, LIMITED

                                                         By:    /s/ Mark J. Williams
                                                                Name: Mark J. Williams
                                                                Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                PACIFICA CDO II, LTD.

                                                    By:  Alcentra Inc., as its Investment Manager

                                                         By:  /s/ Dean K. Kawai
                                                              Name: Dean K. Kawai
                                                              Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                PACIFICA PARTNERS I LP

                                                    By:  Alcentra Inc., as its Investment Manager

                                                         By:  /s/ Dean K. Kawai
                                                              Name: Dean K. Kawai
                                                              Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                MOUNTAIN CAPITAL CLO II LTD.

                                                         By:    /s/ Chris Siddons
                                                                Name: Chris Siddons
                                                                Title:   Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                NATEXIS BANQUES POPULAIRES

                                                         By:    /s/ William J. Burke
                                                                Name: William J. Burke
                                                                Title:   Vice President

                                                         By:   /s/ Michael J. Storms
                                                                Name: Michael J. Storms
                                                                Title:   Associate





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                FIDELITY ADVISOR SERIES II:  FIDELITY ADVISOR
FLOATING RATE HIGH INCOME                           FUND

                                                         By:    /s/ John H. Costello
                                                                Name: John H. Costello
                                                                Title:   Assistant Treasurer





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                LAGUNA FUNDING LLC

                                                         By:    /s/ Diana M. Himes
                                                                Name: Diana M. Himes
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OFDECEMBER 17, 2003,

NAME OF INSTITUTION:                                RIVIERA FUNDING LLC

                                                         By:    /s/ Diana M. Himes
                                                                Name: Diana M. Himes
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                STANWICH LOAN FUNDING LLC

                                                         By:    /s/ Diana M. Himes
                                                                Name: Diana M. Himes
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                WINGED FOOT FUNDING TRUST

                                                         By:    /s/ Diana M. Himes
                                                                Name: Diana M. Himes
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                JUPITER FUNDING TRUST

                                                         By:    /s/ Diana M. Himes
                                                                Name: Diana M. Himes
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                TRANSAMERICA BUSINESS CAPITAL CORP.

                                                         By:    /s/ Stephen Goetschius
                                                                Name: Stephen Goetschius
                                                                Title:   Senior Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                AERIES FINANCE-II LTD.

                                                    By:  Patriarch Partners X, LLC, its Managing Agent

                                                         By:  /s/ Lynn Tilton
                                                              Name: Lynn Tilton
                                                              Title:   Manager





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                CERES II FINANCE LTD.

                                                    By:  Patriarch Partners IX, LLC, its Managing Agent

                                                         By:  /s/ Lynn Tilton
                                                              Name: Lynn Tilton
                                                              Title:   Manager





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                CALLIDUS DEBT PARTNERS CLO FUND II, LTD.

                                                    By:  Its Collateral Manager, Callidus Capital
                                                    Management, LLC

                                                         By:  /s/ Wayne Mueller
                                                              Name: Wayne Mueller
                                                              Title:   Managing Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                LONGHORN CDO (CAYMAN) LTD.

                                                    By:  Merrill Lynch Investment Managers, L.P.
                                                         as Investment Advisor

                                                         By:  /s/ Anthony Heyman
                                                              Name: Anthony Heyman
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                LONGHORN CDO II, LTD.

                                                    By:  Merrill Lynch Investment Managers, L.P.
                                                         as Investment Advisor

                                                         By:  /s/ Anthony Heyman
                                                              Name: Anthony Heyman
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                LONGHORN CDO III, LTD.

                                                    By:  Merrill Lynch Investment Managers, L.P.
                                                         as Investment Advisor

                                                         By:  /s/ Anthony Heyman
                                                              Name: Anthony Heyman
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                MASTER SENIOR FLOATING RATE TRUST

                                                         By:  /s/ Anthony Heyman
                                                              Name: Anthony Heyman
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                MERRILL LYNCH PRIME RATE PORTFOLIO

                                                    By:  Merrill Lynch Investment Managers, L.P.
                                                         as Investment Advisor

                                                         By:  /s/ Anthony Heyman
                                                              Name: Anthony Heyman
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                MERRILL LYNCH GLOBAL INVESTMENT
                                                    SERIES: BANK LOAN INCOME PORTFOLIO

                                                    By:  Merrill Lynch Investment Managers, L.P.
                                                         as Investment Advisor

                                                         By:  /s/ Anthony Heyman
                                                              Name: Anthony Heyman
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                GENERAL ELECTRIC CAPITAL    CORPORATION

                                                         By:    /s/ Thomas Lauer
                                                                Name: Thomas Lauer
                                                                Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                BRAYMOOR & CO.

                                                    By:  Bear Stearns Asset Management, Inc.
                                                          as its attorney-in-fact

                                                         By:  /s/ Niall D. Rosenzweig
                                                              Name: Niall D. Rosenzweig
                                                              Title:   Associate Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                GALLATIN FUNDING I LTD.

                                                    By:  Bear Stearns Asset Management, Inc.
                                                          as its Collateral Manager

                                                         By:  /s/ Niall D. Rosenzweig
                                                              Name: Niall D. Rosenzweig
                                                              Title:   Associate Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                GRAYSTON CLO 2001-01 LTD.

                                                    By:  Bear Stearns Asset Management, Inc.
                                                          as its Collateral Manager

                                                         By:  /s/ Niall D. Rosenzweig
                                                              Name: Niall D. Rosenzweig
                                                              Title:   Associate Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                COLUMBUS LOAN FUNDING, LTD. TRAVELERS ASSET
                                                    MANAGEMENT INTERNATIONAL COMPANY LLC

                                                         By:    /s/  John O'Connell
                                                                Name: John O'Connell
                                                                Title:





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. TRAVELERS
                                                    ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                                                         By:    /s/ John O'Connell
                                                                Name: John O'Connell
                                                                Title:





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                ARCHIMEDES FUNDING IV (CAYMAN),
                                                    LTD.

                                                    By:  ING Capital Advisors LLC, as Collateral Manager

                                                         By:  /s/ Philip C. Robbins
                                                              Name: Philip C. Robbins
                                                              Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                BALANCED HIGH YIELD FUND II, LTD.

                                                    By:  ING Capital Advisors LLC, as Asset Manager

                                                         By:  /s/ Philip C. Robbins
                                                              Name: Philip C. Robbins
                                                              Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                ORYX CLO, LTD.

                                                    By:  ING Capital Advisors LLC, as Collateral Manager

                                                         By:  /s/ Philip C. Robbins
                                                              Name: Philip C. Robbins
                                                              Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                NEMEAN CLO, LTD.

                                                    By:  ING Capital Advisors LLC, as Investment Manager

                                                         By:  /s/ Philip C. Robbins
                                                              Name: Philip C. Robbins
                                                              Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                SEQUILS-ING I (HBDGM), LTD.

                                                    By:  ING Capital Advisors LLC, as Collateral Manager

                                                         By:  /s/ Philip C. Robbins
                                                              Name: Philip C. Robbins
                                                              Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                OAK HILL CREDIT PARTNERS I, LIMITED

                                                    By:  Oak Hill CLO Management I, LLC
                                                          as Investment Manager

                                                         By:  /s/ Scott D. Krase
                                                              Name: Scott D. Krase
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                OAK HILL CREDIT PARTNERS II, LIMITED

                                                    By:  Oak Hill CLO Management II, LLC
                                                          as Investment Manager

                                                         By:  /s/ Scott D. Krase
                                                              Name: Scott D. Krase
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                OAK HILL CREDIT PARTNERS III, LIMITED

                                                    By:  Oak Hill CLO Management III, LLC
                                                          as Investment Manager

                                                         By:  /s/ Scott D. Krase
                                                              Name: Scott D. Krase
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                GALAXY CLO 2003-1, LTD.

                                                    By:  AIG Global Investment Corp.
                                                          as Investment Advisor

                                                         By:  /s/ W. Jeffrey Baxter
                                                              Name: W. Jeffrey Baxter
                                                              Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                SUNAMERICA LIFE INSURANCE
                                                    COMPANY

                                                    By:  AIG Global Investment Corp.
                                                          as Investment Advisor

                                                         By:  /s/ W. Jeffrey Baxter
                                                              Name: W. Jeffrey Baxter
                                                              Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                GALAXY CLO 1999-1, LTD.

                                                    By:  AIG Global Investment Corp.
                                                          as Collateral Manager

                                                         By:  /s/ W. Jeffrey Baxter
                                                              Name: W. Jeffrey Baxter
                                                              Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                VENTURE II CDO 2002, LIMITED

                                                    By:  its investment advisor, MJX Asset Management, LLC.

                                                         By:  /s/ Kenneth Ostmann
                                                              Name: Kenneth Ostmann
                                                              Title:   Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                VENTURE CDO 2002, LIMITED

                                                    By:  its investment advisor, MJX Asset Management, LLC.

                                                         By:  /s/ Kenneth Ostmann
                                                              Name: Kenneth Ostmann
                                                              Title:   Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                PROTECTIVE LIFE INSURANCE COMPANY

                                                         By:    /s/ Diane S. Griswold
                                                                Name: Diane S. Griswold
                                                                Title:   Assistant Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                TRS ECLIPSE LLC

                                                         By:    /s/ Deborah O'Keeffe
                                                                Name: Deborah O'Keeffe
                                                                Title:   Vice President





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                MAPLEWOOD (CAYMAN) LIMITED

                                                    By:  David L. Babson & Company Inc. under delegated
                                                    authority from Massachusetts Mutual Life Insurance
                                                    Company as Investment Company as Investment Manager

                                                         By:  /s/ Glenn P. Duffy, CFA
                                                              Name: Glenn P. Duffy, CFA
                                                              Title:   Managing Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                MASSACHUSETTS MUTUAL LIFE
                                                    INSURANCE COMPANY

                                                    By:  David L. Babson & Company Inc. as Investment Adviser

                                                         By:  /s/ Glenn P. Duffy, CFA
                                                              Name: Glenn P. Duffy, CFA
                                                              Title:   Managing Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                NEWTON CDO LTD.

                                                    By:  David L. Babson & Company Inc. as Investment
                                                         Manager

                                                         By:  /s/ Glenn P. Duffy, CFA
                                                              Name: Glenn P. Duffy, CFA
                                                              Title:   Managing Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                SIMSBURY CLO, LIMITED

                                                    By:  David L. Babson & Company Inc. under delegated
                                                    authority from Massachusetts Mutual Life Insurance
                                                    Company as Collateral Manager

                                                         By:  /s/ Glenn P. Duffy, CFA
                                                              Name: Glenn P. Duffy, CFA
                                                              Title:   Managing Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                SUFFIELD CLO, LIMITED

                                                    By:  David L. Babson & Company Inc. as Collateral
                                                         Manager

                                                         By:  /s/ Glenn P. Duffy, CFA
                                                              Name: Glenn P. Duffy, CFA
                                                              Title:   Managing Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                BILL & MELINDA GATES FOUNDATION

                                                    By:  David L. Babson & Company Inc. as Investment
                                                         Manager

                                                         By:/s/ Glenn P. Duffy, CFA
                                                              Name: Glenn P. Duffy, CFA
                                                              Title:   Managing Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                ELC (CAYMAN) LTD. 2000-I
                                                    TRYON CLO LTD. 2000-I

                                                    By:  David L. Babson & Company Inc. as
                                                    Collateral Manager

                                                         By:  /s/ Glenn P. Duffy, CFA
                                                              Name: Glenn P. Duffy, CFA
                                                              Title:   Managing Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                FLAGSHIP CLO II

                                                    By:  Flagship Capital Management, Inc.

                                                         By:  /s/ Eric S. Meyer
                                                              Name: Eric S. Meyer
                                                              Title:   Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                FLAGSHIP CLO 2001-1

                                                    By:  Flagship Capital Management, Inc.

                                                         By:  /s/ Eric S. Meyer
                                                              Name: Eric S. Meyer
                                                              Title:   Director





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                AVALON CAPITAL LTD.

                                                    By:  INVESCO Senior Secured Management, Inc. as
                                                    Portfolio Advisor

                                                         By:  /s/ Gregory Stoeckle
                                                              Name: Gregory Stoeckle
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                AVALON CAPITAL LTD. 2

                                                    By:  INVESCO Senior Secured Management, Inc. as
                                                    Portfolio Advisor

                                                         By:  /s/ Gregory Stoeckle
                                                              Name: Gregory Stoeckle
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                OASIS COLLATERALIZED HIGH INCOME
                                                    PORTFOLIOS-1, LTD.

                                                    By:  INVESCO Senior Secured Management, Inc. as
                                                    Sub-Advisor

                                                          By: /s/ Gregory Stoeckle
                                                              Name: Gregory Stoeckle
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                CHARTER VIEW PORTFOLIO

                                                    By:  INVESCO Senior Secured Management, Inc. as
                                                    Investment Advisor

                                                         By:  /s/ Gregory Stoeckle
                                                              Name: Gregory Stoeckle
                                                              Title:   Authorized Signatory





                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                DIVERSIFIED CREDIT PORTFOLIO LTD.

                                                    By:  INVESCO Senior Secured Management, Inc. as
                                                    Investment Advisor

                                                         By:  /s/ Gregory Stoeckle
                                                              Name: Gregory Stoeckle
                                                              Title:   Authorized Signatory


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                AIM FLOATING RATE FUND

                                                    By:  INVESCO Senior Secured Management, Inc. as
                                                         Sub-Advisor

                                                          By: /s/ Gregory Stoeckle
                                                              Name: Gregory Stoeckle
                                                              Title:   Authorized Signatory


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                INVESCO EUROPEAN CDO I S.A.

                                                    By:  INVESCO Senior Secured Management, Inc. as
                                                    Collateral Advisor

                                                         By: /s/ Gregory Stoeckle
                                                              Name: Gregory Stoeckle
                                                              Title:   Authorized Signatory


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                INVESCO CBO 2000-1 LTD.

                                                    By:  INVESCO Senior Secured Management,Inc. as
                                                    Portfolio Advisor

                                                         By:  /s/ Gregory Stoeckle
                                                              Name: Gregory Stoeckle
                                                              Title:   Authorized Signatory


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                SEQUILS-LIBERTY, LTD.

                                                    By:  INVESCO Senior Secured Management, Inc. as
                                                    Collateral Manager

                                                         By:  /s/ Gregory Stoeckle
                                                              Name: Gregory Stoeckle
                                                              Title:   Authorized Signatory


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                SARATOGA CLO I, LIMITED

                                                    By:  INVESCO Senior Secured Management, Inc. as the
                                                    Asset Manager

                                                         By:  /s/ Gregory Stoeckle
                                                              Name: Gregory Stoeckle
                                                              Title:   Authorized Signatory


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                SAGAMORE CLO LTD.

                                                    By:  INVESCO Senior Secured Management, Inc. as
                                                    Collateral Manager

                                                         By:  /s/ Gregory Stoeckle
                                                              Name: Gregory Stoeckle
                                                              Title:   Authorized Signatory


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                OAK HILL CREDIT PARTNERS III, LIMITED
                                                    (fka Dolphin Investment Co., Ltd.)

                                                    By:  Oak Hill CLO Management III, LLC
                                                          as Investment Manager

                                                         By:  /s/ Scott D. Krase
                                                              Name: Scott D. Krase
                                                              Title:   Authorized Signatory


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                NATIONAL CITY

                                                         By:    /s/ Christopher J. Hetz
                                                                Name: Christopher J. Hetz
                                                                Title:   Assistant Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                ALLSTATE LIFE INSURANCE COMPANY

                                                         By:    /s/ Robert B. Bodett
                                                                Name: Robert B. Bodett
                                                                Title:   Authorized Signatory

                                                         By:    /s/ Mark Cloghessy
                                                                Name: Mark Cloghessy
                                                                Title:   Authorized Signatory


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                AIMCO CDO SERIES 2000-A

                                                         By:    /s/ Robert B. Bodett
                                                                Name: Robert B. Bodett
                                                                Title:   Authorized Signatory

                                                         By:    /s/ Mark Cloghessy
                                                                Name: Mark Cloghessy
                                                                Title:   Authorized Signatory


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                AIMCO CLO SERIES 2001-A

                                                         By:    /s/ Robert B. Bodett
                                                                Name: Robert B. Bodett
                                                                Title:   Authorized Signatory

                                                         By:    /s/ Mark Cloghessy
                                                                Name: Mark Cloghessy
                                                                Title:   Authorized Signatory


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                SENIOR DEBT PORTFOLIO

                                                    By:  Boston Management and Research
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                EATON VANCE SENIOR INCOME TRUST

                                                    By:  Eaton Vance Management
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                EATON VANCE INSTITUITIONAL LOAN
                                                    FUND

                                                    By:  Eaton Vance Management
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                OXFORD STRATEGIC INCOME FUND

                                                    By:  Eaton Vance Management
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                EATON VANCE CDO III, LTD.

                                                    By:  Eaton Vance Management
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                EATON VANCE CDO IV, LTD.

                                                    By:  Eaton Vance Management
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                COSTANTINUS EATON VANCE CDO V,
                                                    LTD.

                                                    By:  Eaton Vance Management
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                EATON VANCE CDO VI LTD.

                                                    By:  Eaton Vance Management
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                GRAYSON & CO.

                                                    By:  Boston Management and Research
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                BIG SKY SENIOR LOAN FUND, LTD.

                                                    By:  Eaton Vance Management
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                EATON VANCE VT FLOATING-RATE
                                                    INCOME FUND

                                                    By:  Eaton Vance Management
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                EATON VANCE LIMITED DURATION
                                                    INCOME FUND

                                                    By:  Eaton Vance Management
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                TOLLI & CO.

                                                    By:  Eaton Vance Management
                                                          as Investment Advisor

                                                         By:  /s/ Michael B. Botthof
                                                              Name: Michael B. Botthof
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                SEQUILS - CENTURION V, LTD.

                                                    By:  American Express Asset Management Group Inc., as
                                                    Collateral Manager

                                                         By:  /s/ Leanne Stavrakis
                                                              Name: Leanne Stavrkais
                                                              Title:   Director - Operations


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                CENTURION CDO VI, LTD.

                                                    By:  American Express Asset Management Group Inc., as
                                                    Collateral Manager

                                                         By:  /s/ Leanne Stavrakis
                                                              Name: Leanne Stavrakis
                                                              Title:   Director - Operations


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                CENTURION CDO II, LTD.

                                                    By:  American Express Asset Management Group Inc., as
                                                    Collateral Manager

                                                         By:  /s/ Leanne Stavrakis
                                                              Name: Leanne Stavrakis
                                                              Title:   Director - Operations


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                AMERICAN EXPRESS CERTIFICATE
                                                    COMPANY

                                                    By:  American Express Asset Management Group Inc., as
                                                    Collateral Manager

                                                         By:  /s/ Yvonne Stevens
                                                              Name: Yvonne Stevens
                                                              Title:   Senior Managing Director


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                IDS LIFE INSURANCE COMPANY

                                                    By:  American Express Asset Management Group Inc., as
                                                    Collateral Manager

                                                         By:  /s/ Yvonne Stevens
                                                              Name: Yvonne Stevens
                                                              Title:   Senior Managing Director


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                DRYDEN IV LEVERAGED LOAN CDO 2003

                                                    By:  Prudential Investment Management, Inc.,
                                                          as attorney-in-fact

                                                         By:  /s/ Jill Baum
                                                              Name: Jill Baum
                                                              Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                CREDIT LYONNAIS NEW YORK BRANCH

                                                         By:    /s/ Alex Averbulch
                                                                Name: Alex Averbulch
                                                                Title:   Vice President


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                KZH CYPRESSTREE-1 LLC

                                                         By:    /s/ Dorian Herrera
                                                                Name: Dorian Herrera
                                                                Title:   Authorized Agent


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                KZH ING-2 LLC

                                                         By:    /s/ Dorian Herrera
                                                                Name: Dorian Herrera
                                                                Title:   Authorized Agent


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                KZH SOLEIL-2 LLC

                                                         By:    /s/ Dorian Herrera
                                                                Name: Dorian Herrera
                                                                Title:   Authorized Agent


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                KZH STERLING LLC

                                                         By:    /s/ Dorian Herrera
                                                                Name: Dorian Herrera
                                                                Title:   Authorized Agent


                                                  SIGNATURE PAGE TO AMENDMENT
                                                  NO. 1 AND AGREEMENT DATED AS
                                                  OF DECEMBER 17, 2003,

NAME OF INSTITUTION:                                FIFTH THIRD BANK, EASTERN MICHIGAN

                                                         By:    /s/ Thomas J. Kesser
                                                                Name: Thomas J. Kesser
                                                                Title:   Vice President



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